UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 23, 2011

RADIANT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-22065	11-2749765
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3925 Brookside Parkway, Alpharetta, Georgia		30022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (770) 576-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On March 25, 2011, Nick Shreiber was elected to the board of directors (the “Board”) of Radiant Systems, Inc., a Georgia corporation (the “Company”), to serve as a director for a term expiring at the 2011 annual meeting of shareholders. The board plans to nominate Mr. Shreiber for re-election to the board of directors by the shareholders at the 2011 annual meeting of shareholders. Mr. Shreiber has not been appointed to serve on any committees of the board of directors. There are no arrangements or understandings between Mr. Shreiber and any other person pursuant to which Mr. Shreiber was selected as a director.

In connection with his election as a director of the Company, Mr. Shreiber was granted a stock option under the 2005 Long-Term Incentive Plan to purchase 25,000 shares of the Company’s common stock at an exercise price of $17.60 per share, which options will vest in three installments as follows: 8,334 on March 25, 2012; 8,333 on March 25, 2013; and 8,333 on March 25, 2014. The options will expire on March 25, 2018.

(e) On March 23, 2011, the Board made several determinations with respect to compensatory arrangements for the named executive officers of the Company.

Base Salary

The Board determined the base salaries to be paid to the Company’s named executive officers for the fiscal year ending December 31, 2011:

Name	Title	Base Salary
John H. Heyman	Chief Executive Officer	$550,000
Alon Goren	Chief Technology Officer	$324,000
Andrew S. Heyman	Chief Operating Officer	$405,000
Mark E. Haidet	Chief Financial Officer	$325,000
Carlyle Taylor	President – Hardware Division	$296,000

Short Term Incentive Compensation

The Board also approved the short-term incentive plans (the “STIPs”) between each of the named executive officers and the Company for the 2011 fiscal year. The STIPs are designed with two performance levels: the expected performance level, which the Company refers to as “Budget,” and the aspirational performance level, which the Company refers to as “Target.” Budget represents the expected level of achievement and Target represents a higher, more challenging level of achievement. In order for the full potential bonus to be earned, Target must be achieved. For some officers, certain portions of the full potential bonus are paid in a proportionate fashion between Budget and Target. The basic STIP design remained the same between 2010 and 2011, except for the plan for Alon Goren and the weighting on the goals for Carlyle Taylor’s plan. Below are the terms of the STIPs for the Company’s named executive officers for the 2011 fiscal year:

John H. Heyman – Chief Executive Officer

•	Potential bonus = 100% of 2011 base salary

•	Performance measure = Adjusted Operating Income Budget

•	Payout calculation

•	67% paid on achieving Adjusted Operating Income Budget

•	33% paid based on exceeding Budget and linearly between Budget and Target

•	Payout timing = 100% paid out annually

Alon Goren – Chief Technology Officer

•	Potential bonus = 50% of 2011 base salary

•	Performance measure = Adjusted Operating Income Budget and other operational goals as defined by the Chief Executive Officer of the Company

•	Payout calculation

•	67% paid on achieving Adjusted Operating Income Budget

•	33% paid on the achievement of other operational goals as defined by the Chief Executive Officer of the Company, assuming Adjusted Operating Income Budget is achieved

•	Payout timing = 100% paid out annually

Andrew S. Heyman – Chief Operating Officer

•	Potential bonus = 100% of 2011 base salary

•	Performance measure = Adjusted Operating Income Budget

•	Payout calculation

•	67% paid on achieving Adjusted Operating Income Budget

•	33% paid based on exceeding Budget and linearly between Budget and Target

•	Payout timing = 100% paid out annually

Mark E. Haidet – Chief Financial Officer

•	Potential bonus = 70% of 2011 base salary

•	Performance measure = Adjusted Operating Income Budget and other operational goals as defined by the Chief Executive Officer of the Company

•	Payout calculation

•	67% paid on achieving Adjusted Operating Income Budget

•	33% paid on the achievement of other operational goals as defined by the Chief Executive Officer of the Company, assuming Adjusted Operating Income Budget is achieved

•	Payout timing = 100% paid out annually

Carlyle Taylor – President - Hardware Division

•	Potential bonus = 85% of 2011 base salary

•	Performance measure = Adjusted Operating Income Budget and Hardware plus Field Services plus Installations Gross Profit Budget

•	Payout calculation

•	67% paid on achieving Adjusted Operating Income Budget

•	33% paid on achieving of Hardware plus Field Services plus Installations Gross Profit Budget, assuming Adjusted Operating Income Budget is achieved

•	Payout timing = 100% paid out annually

Long-Term Equity Incentive Compensation

As in prior years, the Board’s Compensation Committee evaluated the equity grant mix provided to executive officers. In order to increase alignment to our multi-year strategic plans while minimizing annual share usage, the Compensation Committee and the Board’s independent directors determined to begin granting a combination of performance-based restricted stock and time-based restricted stock to the Company’s named executive officers, and to cease granting stock options to this group. The Board awarded performance-based and time-based shares of restricted common stock to each of the named executive officers. The shares of restricted stock were awarded under the terms of the Company’s Amended and Restated 2005 Long-Term Incentive Plan (the “2005 Plan”). The named executive officers received the following equity incentive compensation grant value based on 2010 performance:

Name	Total Desired Value of Award
John H. Heyman	$1,425,000
Alon Goren	$360,000
Andrew S. Heyman	$800,000
Mark E. Haidet	$525,000
Carlyle Taylor	$300,000

The allocation applied to the 2005 Plan awards to the named executive officers was 75% performance-based restricted stock and 25% time-based restricted stock. The following awards were granted:

Name	Performance-Based Restricted Stock Award	Time-Based Restricted Stock Award
John H. Heyman	63,342	21,114
Alon Goren	16,002	5,334
Andrew S. Heyman	35,560	11,853
Mark E. Haidet	23,337	7,779
Carlyle Taylor	13,335	4,445

The respective number of shares of time-based and/or performance-based restricted stock awarded was determined based on the average closing price of the Company’s common stock for the 30 calendar days up to and including the date of grant. The respective number of shares of time-based restricted stock shall vest in installments of one-third per year, commencing on the first anniversary of the date of grant.

The 2011 performance-based restricted stock awards shall be based on the two-year cumulative operating income goal remaining with respect to the three-year Cumulative Operating Income Budget (2010-2012) of the Company; provided that the awards will be earned, if at all, in March 2013, but will not vest until March 2014. With respect to these awards, 100% of the respective performance-based awards shall be earned if the two-year Cumulative Operating Income Budget is achieved; 50% of the awards will be earned if 75% of the two-year Cumulative Operating Income Budget is achieved; and 125% of the awards will be earned if the two-year Cumulative Operating Income Target is achieved (all as set forth in the table below); provided that payment between these performance levels will be calculated linearly.

Earn Out Scale
Goal = Cumulative Operating Income of $xxxx
% of Goal Achieved	Cumulative Operating Income Achieved		% of Grant Earned
<75% of Budget	<$	xxxx	0%
75% of Budget	$	xxxx	50%
Budget	$	xxxx	100%
Aspiration	$	xxxx	125%

2011 Amendment to the 2005 Plan

Also on March 23, 2011, an amendment to the 2005 Plan (the “2011 Amendment”) was adopted by the Board, subject to shareholder approval. Shareholder approval of the 2011 Amendment to the 2005 Plan will allow our Compensation Committee to grant awards under the 2005 Plan that will be considered performance-based compensation under Internal Revenue Code Section 162(m). The 2011 Amendment amends the 2005 Plan to:

•	limit employee eligibility under the 2005 Plan to “key employees,” as determined by the Compensation Committee;

•	add additional types of performance criteria that can be used while meeting the performance-based requirements of Code Section 162(m);

•

require that the Compensation Committee certify that any performance goals have been met before payment can be made to an employee (to include language that ensures the Compensation Committee complies with the performance-based requirements of Code Section 162(m));

•

limit the number of Performance Units, shares of Restricted Stock, and Phantom Stock that can be issued to an employee to 250,000 each year so that these types of grants can be made as performance-based under Code Section 162(m);

•	remove the payment methods “by offset against compensation due” and “through a ‘margin’ commitment” as methods of paying the Option Price of Stock Options and Stock Appreciation Rights; and

•

eliminate automatic vesting of an award upon a Change in Control and add a “double trigger,” or the requirement that there be a termination of employment by the Company (other than for Cause) or by the Participant for Good Reason within one year following a Change in Control, for the 2005 Plan’s Change in Control vesting provisions to be operable.

The foregoing awards of performance-based restricted stock were granted in the 2011 fiscal year, and are subject to shareholder approval of the 2011 Amendment. This means that these awards will be voided and all shares transferred will be returned to the Company for no consideration if the 2011 Amendment is not approved by shareholders.

ITEM 9.01 Financial Statements And Exhibits.

(d) Exhibits.

99.1	Press Release, dated March 28, 2011, issued by Radiant Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIANT SYSTEMS, INC.

By:	/s/ John H. Heyman
Name:	John H. Heyman
Title:	Chief Executive Officer

Dated: March 29, 2011